                                                                   EXHIBIT 10.40

                       GEORGIA-PACIFIC CENTER OFFICE LEASE

      THIS LEASE AGREEMENT (this "Lease") is made as of this 28th day of April, 2000, by and between GA-MET, a joint venture comprised of Metropolitan Life Insurance Company, a New York corporation, and Georgia-Pacific Corporation, a Georgia corporation (herein called "Landlord"), and ON-SITE SOURCING, INC., a Delaware corporation (herein called "Tenant").

                                    ARTICLE 1
                                   DEFINITIONS

      The following terms, as defined below, are used generally in this Lease. Additional terms, employed only in Article 3, are defined in Section 3.1.

      Base Rental means the annual rental calculated and payable pursuant to
Section 3.2.

      Building means the Georgia-Pacific Center, which is located at 133 Peachtree Street, N.E., Atlanta, Fulton County, Georgia, together with any additions, replacements or alterations to it.

      Commencement Date means June 1, 2000.

      Commencement Date Agreement means the agreement to be executed by Landlord and Tenant in the form attached as Exhibit "C" and by this reference made a part of this Lease, with the blanks appearing thereon completed in accordance with the provisions hereof.

      Expiration Date means May 31, 2005.

      Landlord is defined in the first paragraph of this Lease.

      Landlord's Mortgage means any or all mortgages, deeds to secure debt, deeds of trust or other instruments in the nature thereof which may now or hereafter affect or encumber Landlord's title to the Property, the Building or the Premises, and all modifications, renewals, consolidations, extensions or replacements thereof.

      Lease Term means that period of time beginning on the Commencement Date and ending on the Expiration Date.

      Premises means that space consisting of 1,883 rentable square feet outlined on the floor plan attached as Exhibit "A" and by this reference incorporated in this Lease, which is located on the 40th floor of the Building.

      Property means that tract or parcel of land described in the attached Exhibit "B" which is by this reference incorporated in this Lease.

      Rules and Regulations mean the agreements of Tenant concerning the operation of the Building contained in the attached Exhibit "F" which is by this reference incorporated in this Lease, as may be modified or replaced from time to time by Landlord in its sole, but reasonable, discretion.

      Tenant is defined in the first paragraph of this Lease.

      Total Rent means the Base Rental, as same increases annually pursuant to
Section 3.2.

      Work Schedule means Exhibit "E", which is attached, and by this reference incorporated in this Lease.

                                    ARTICLE 2
                                 GRANT AND TERM

      2.1 PREMISES. Landlord, for and in consideration of the rents, covenants, agreements and stipulations herein contained to be paid, kept and performed by Tenant, has leased and rented, and by these presents leases and rents the Premises to Tenant, and Tenant hereby leases the Premises upon all the terms and conditions hereof. No easement for light or air is included in the Premises or given by this Lease. The Premises shall be used for the purpose of operating a copying/duplicating business (not open to so-called "walk-in" customers) and for no other purposes without the prior written consent of Landlord (which consent Landlord agrees not to unreasonably withhold, condition or delay so long as such other purpose is consistent with a class A office building in downtown Atlanta, Georgia); provided, however, that in no event shall the Premises or any portion thereof be used for purposes of a travel agency, a discount brokerage firm, or a retail florist shop.

      2.2 TERM. Tenant takes and accepts the Premises from Landlord upon the terms and conditions herein contained and in their present condition and as suited for the use intended by Tenant, except as may be otherwise expressly provided in this Lease, to have and to hold the same for the Lease Term, unless this Lease terminates earlier. The Lease Term shall begin on the Commencement Date.

                                    ARTICLE 3
                                      RENT

      3.1 DEFINITIONS FOR THIS ARTICLE. The following terms, as defined below, are used in this Article 3.

      Initial Installment means Four Thousand Seventy-Nine and 83/100 Dollars ($4,079.83), equal to one monthly installment of


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the initial Base Rental, which has been paid by Tenant to Landlord under the provisions of Section 3.5.

      Security Deposit means Four Thousand Seventy-Nine and 83/100 Dollars ($4,079.83), which sum has been deposited by Tenant with Landlord under the provisions of Section 3.6.

      3.2 BASE RENTAL.

            (a) Tenant shall pay to Landlord, as Base Rental, an annual rental of Forty Eight Thousand Nine Hundred Fifty-Eight and NO/100 DOLLARS ($48,958.00), payable monthly in equal installments of Four Thousand Seventy-Nine and 83/100 Dollars ($4,079.83) in advance on the first (1st) day of every calendar month during the initial twelve (12) months of the Lease Term.

            (b) The Base Rental shall be increased on each annual anniversary of the Commencement Date by an amount equal to One Thousand Four Hundred Twelve and 25/100 ($1,412.25) annually, or One Hundred Seventeen and 69/ 100 Dollars ($117.69) monthly. Therefore, Base Rental during the entire Lease Term shall be as follows:

                                         Annual                  Monthly
     Lease Year                        Base Rental             Base Rental
     ----------                        -----------             -----------

6/1/00 - 5/31/01                        $48,958.00              $4,079.83

6/1/01 - 5/31/02                        $50,370.25              $4,197.52

6/1/02 - 5/31/03                        $51,782.50              $4,315.21

6/1/03 - 5/31/04                        $53,194.75              $4,432.90

6/1/04 - 5/31/05                        $54,607.00              $4,550.59

      3.3 (INTENTIONALLY LEFT BLANK)

      3.4 GENERAL PROVISIONS REGARDING RENT.

            (a) It is understood and agreed that Base Rental shall be due and payable as provided herein, without setoff or deduction whatsoever. Base Rental, and each and every other charge, fee, cost or expense which Tenant is obligated or liable to pay to, refund to or reimburse Landlord shall, for the purposes of the default provisions of this Lease, be deemed additional rental due from Tenant, and Tenant's failure to so pay, refund or reimburse when due shall entitle Landlord to all the remedies provided for herein and at law or in equity on account of failure to pay rent.


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

            (b) Base Rental and other sums due hereunder shall be paid in legal tender at Landlord's address set forth in Section 8.1, as same may be changed by notice as therein provided from time to time.

       3.5 INITIAL INSTALLMENT. Simultaneously with the execution of this Lease, Tenant has paid to Landlord, and Landlord hereby acknowledges the receipt of, the Initial Installment. Such sum shall be applied by Landlord to the first monthly installment of Base Rental as it becomes due hereunder. In the event Tenant fails to take possession of the Premises in accordance with all the terms hereof, such sum shall be retained by Landlord for application in reduction, but not in satisfaction, of damages suffered by Landlord as a result of such breach by Tenant.

       3.6 SECURITY DEPOSIT. Landlord acknowledges that it has received the Security Deposit from Tenant, simultaneously with the execution of this Lease. The Security Deposit shall be security for the full and faithful performance and observance by Tenant of the covenants, terms and conditions of this Lease, including, without limitation, the payment of Total Rent, on the part of Tenant to be kept and performed. No interest shall be payable on the Security Deposit, and it is agreed and acknowledged by Tenant that the Security Deposit is not an advance payment of rent or a measure of Landlord's damages in the case of default by Tenant. Upon the occurrence of an event of default under this Lease, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of all or any part or component of Total Rent or any other sum as to which Tenant is in default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand an amount necessary to restore the Security Deposit to its original amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Security Deposit shall be returned to Tenant within thirty (30) days after the Expiration Date and after delivery of possession of the Premises to Landlord in accordance with the terms hereof. Upon every sale or lease of the Building, Landlord shall be released from all liability for the return of the Security Deposit (provided the Landlord has transferred the Security Deposit to the new Landlord and the new Landlord has assumed the obligations of the old Landlord with regard thereto), and Tenant shall look to the new Landlord for its return. The Security Deposit shall not be assigned or encumbered by Tenant, and any such assignment or encumbrance shall be void.


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

                                    ARTICLE 4
                       RIGHTS AND DUTIES DURING LEASE TERM

      4.1 PREPARATION OF THE PREMISES.

            (a) The initial improvements to the Premises shall be governed by the Work Schedule.

            (b) If the installation of improvements in the Premises causes an increase in the ad valorem taxes levied or assessed on the Building, Tenant shall pay any such increase upon demand by Landlord.

            (c) Within thirty (30) days after the Commencement Date, Tenant will execute and deliver to Landlord the Commencement Date Agreement.

       4.2 SERVICES. Provided Tenant shall not be in default under this Lease, Landlord agrees to provide to Tenant, as Landlord deems reasonably necessary, the following services (the cost of which, unless specifically required to be paid for directly by Tenant, shall be included within Total Rent):

            (a) General cleaning and janitorial service pursuant to the specifications therefor attached hereto as Exhibit "G" and by this reference made a part hereof;

            (b) Heating, air-conditioning and elevator service daily on Mondays through Fridays, inclusive, from 8:00 A.M. to 6:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M., with New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other days observed generally as holidays by a majority of the privately owned businesses in Atlanta, Georgia excepted. At least one elevator per elevator bank shall be operated at all other hours and on all other days. Should Tenant desire either heating or air conditioning at other times, Landlord agrees to provide same upon written request by Tenant, but at Tenant's expense at such hourly rates as may be determined from time to time by Landlord, which charge Tenant shall promptly pay upon being billed therefor. Landlord reserves the right to prohibit the use of heat generating machines and equipment unless and until Tenant makes arrangements, acceptable to Landlord, to install and maintain supplementary air-conditioning equipment in the Premises at Tenant's cost and expense, and the costs of operation of such shall be paid by Tenant on the Base Rental payment dates at such rates as are established by Landlord; provided, however, that the maintenance of such supplementary air-conditioning equipment shall be solely Tenant's, and not Landlord's, duty and responsibility;

            (c) Electric current for lighting and electrical power for office space from electric circuits designated by Landlord for Tenant's use. Such circuits will be fed into either or both


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of the existing two 100 ampere panels in the electrical closets located on the same Building floor as the Premises. If Tenant desires additional 110 volt electrical power beyond that supplied by Landlord as provided above, electric current in excess of 110 volts, or other special power requirements or circuits, then Tenant may request Landlord to provide such supplemental power to the Premises, which request Landlord may grant or withhold in its reasonable discretion. If Landlord furnishes such power or circuits, Tenant shall pay Landlord, on demand, the cost of the design, installation, and maintenance of the facilities required to provide such additional or special electric power or circuits and the cost of all electric current so provided at a rate not to exceed that which would be charged by Georgia Power Company, or its successor, if Tenant were a direct customer thereof. Landlord may require separate electrical metering of such supplemental electrical power or circuits to the Premises, and Tenant shall pay, on demand, the cost of the design, installation, and maintenance of such metering facilities. In no event shall Tenant have access to any electrical closets in the Building, it being agreed that any electrical engineering design or contract work shall be performed by Landlord or an electrical engineer and/or electrical contractor designated by Landlord at Tenant's expense (except as otherwise expressly provided in Exhibit "E" hereto);

            (d) Common use restrooms and toilets; and

            (e) Drinking water available on each floor of the Building.

       4.3 LIABILITY OF LANDLORD. Except for Landlord's gross negligence, Landlord shall not be liable to Tenant in any manner whatsoever for failure to furnish or delay in furnishing any service or services provided for in this Lease and no such failure or delay shall constitute actual or constructive eviction of Tenant nor operate to relieve Tenant from the prompt and punctual performance of each and all the covenants to be performed herein by Tenant. Landlord shall also not be liable to Tenant for damage to person or property caused by defects in the cooling, heating, electric, water, elevator or other apparatus or systems or by water discharged from sprinkler systems, if any, in the Building; nor for the theft, mysterious disappearance, or loss of any property of Tenant whether from the Premises or any part of the Building or Property. Landlord agrees to make reasonable efforts to protect Tenant from interference or disturbance by third persons, including other tenants; however, Landlord shall not be liable, and Tenant shall not be relieved from its obligations hereunder, for any such interference or disturbance, whether caused by another tenant or tenants of Landlord, or by other persons.

      4.4 REPAIRS BY LANDLORD. Landlord shall have no duty to make any repairs or improvements to the Premises except structural repairs and repairs to the Building's base electrical, mechanical and plumbing systems necessary for safety and


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tenantability the necessity for which (i) Landlord is notified in writing by
Tenant, and (ii) is not brought about by any act or neglect of Tenant, its agents, employees or visitors.

      4.5 RIGHTS OF LANDLORD TO ENTER PREMISES. Tenant shall not change the locks on any entrance to the Premises. Upon Tenant's written request to Landlord, Landlord agrees to make a reasonable change of locks on behalf of Tenant and at Tenant's sole cost and expense. Upon prior written or verbal notice to Tenant, Landlord and its agents, employees and contractors may enter the Premises at such times as Landlord deems reasonably necessary or desirable to inspect and examine same, to make such repairs, additions, alterations, and improvements as Landlord desires to make to the Building, including, without limitation, the erection, use and maintenance of pipes and conduits, and, during the final six (6) months of the Lease Term, to exhibit the Premises to prospective purchasers or tenants. In the event of emergency, or if otherwise necessary to prevent injury to persons or damage to property, such entry to the Premises may be made by force without any liability whatsoever on the part of Landlord for any resulting damage. Landlord may also take any and all needed materials into and through the Premises that may be required to make such repairs, additions, alterations, and improvements, all without being liable to Tenant in any manner whatsoever. During such time as such work is being carried on, provided such work is carried out in a manner so as to not unreasonably interfere with the use and occupancy of the Premises by Tenant, Total Rent shall in no wise abate, and, regardless of Landlord's fault, Tenant waives any claim and cause of action against Landlord for damages by reason of loss or interruption to Tenant's business and profits therefrom because of the prosecution of any such work.

      4.6 AGREEMENTS OF TENANT. Tenant agrees that it shall:

            (a) At its own expense keep the Premises in good repair and tenantable condition and indemnify Landlord against any loss, damage, or expense arising by any failure of Tenant so to do or due to any act or neglect of Tenant, its employees, agents or visitors.

            (b) Make no alterations or additions of any kind in or to the Premises or the Building without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld, conditioned or delayed. All such work, including additions, fixtures attached to the Premises, and leasehold improvements (but not including moveable office furniture and equipment, unattached fixtures and other personal property of Tenant), made or placed in or upon the Premises or the Building either by Tenant or Landlord shall be and become Landlord's property at the end of the Lease Term, all without compensation or payment to Tenant, and shall remain upon and in the Premises, during and at the termination of the Lease Term.

            (c) Not use the Premises for any illegal purpose or violate any statute, regulation, rule or order of any


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governmental body, nor create or allow to exist any nuisances or trespasses, nor do any act in or about the Premises or bring anything onto or into the Premises, which will in any way increase the rate of insurance on the Premises nor deface or injure the Premises or overload the floor of the Premises.

            (d) At its sole expense comply, as to its use of the Premises, with all statutes, regulations, rules, ordinances and orders of any governmental body, department or agency thereof, and abide by and observe the Rules and Regulations.

            (e) Indemnify and hold Landlord harmless from and against any and all loss, cost, damage, expense, or liability whatsoever, including, without limitation, court costs and reasonable attorneys' fees actually incurred, imposed on Landlord by any person whomsoever, caused by any wrongful act or omission of Tenant or its agents, employees, invitees, licensees, contractors, subtenants or assignees. Likewise, Landlord agrees to indemnify and hold Tenant harmless from and against any and all loss, cost, damage, expense, or liability whatsoever, including, without limitation, court costs and reasonable attorneys' fees actually incurred, imposed on Tenant by any person whomsoever, caused by any wrongful act or omission of Landlord or its agents, employees, invitees, licensees, contractors, subtenants or assignees.

            (f) Promptly report in writing to Landlord any defective condition in or about the Premises known to Tenant, and a failure so to report shall make Tenant liable to Landlord for any expense or damage to Landlord resulting from such defective condition.

            (g) Before the termination of this Lease remove from the Premises all its personal property and surrender the Premises and the keys thereto to Landlord in the same condition as on the Commencement Date, natural wear and tear and alterations approved by Landlord only excepted. Such property of Tenant as it fails to remove from the Property after the termination of this Lease shall be deemed abandoned by Tenant and may be disposed of by Landlord in any manner whatsoever without accounting or being liable in any way to Tenant.

            (h) Pay interest, at four percent (4%) above the rate of interest as announced by SunTrust Bank in Atlanta, Georgia, as its "prime rate" from time to time, but under no circumstances in excess of the highest interest rate legally permissible, on any installment of Total Rent not paid when due, accruing from ten (10) days after the due date until paid.

            (i) Carry fire and extended coverage insurance insuring Tenant's interest in its improvements and betterments to the Premises and any and all furniture, equipment, supplies, and other property owned, leased, held or possessed by it and contained therein, in an amount equal to the full insurable


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

values thereof. Tenant shall also procure and maintain throughout the term of this Lease a policy or policies of insurance, insuring Tenant, Landlord, and any other persons designated by Landlord, against any and all liability for injury to or death of a person or persons and for damage to property occasioned by or arising out of any construction work being done on the Premises, or arising out of the condition, use, or occupancy of the Premises, or in any way occasioned by or arising out of the activities of Tenant, its agents, employees, or licensees in the Premises, or other portions of the Building or Property, in amounts not less than $500,000 with respect to injuries to or death of any one person, $1,000,000 with respect to any one casualty or occurrence and $100,000 with respect to property damage. Landlord and Tenant shall each have included in all policies of insurance respectively obtained by them with respect to the Building and/or the Premises a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. So long as both Landlord's and Tenant's policies then in force include such mutual waiver of subrogation, Landlord and Tenant, to the fullest extent permitted by law, each waive all right of recovery against the other for and agree to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage. If such waiver of subrogation shall not be obtainable or shall be obtainable only at a premium over that chargeable without such waiver, the party seeking such waiver shall notify the other thereof in writing, and the latter shall have ten (10) days in which either (i) to procure on behalf of the notifying party insurance with such waiver from a company or companies reasonably satisfactory to the notifying party or (ii) to agree to pay such additional premium (in Tenant's case, in the proportion which the rentable area of the Premises bears to the area covered by the insurance policy of Landlord in question). All insurance policies procured and maintained by Tenant pursuant to this Subsection 4.6(i) shall be carried with companies licensed to do business in the State of Georgia reasonably satisfactory to Landlord and shall be non-cancelable except after thirty (30) days' written notice to Landlord and any designees of Landlord. Such policies or duly executed certificates of insurance with respect thereto shall be delivered to Landlord prior to the date that Tenant takes possession of the Premises, and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of each respective policy term.

            (j) Cooperate with Landlord in complying with all regulations of the United States Department of Energy and of any governmental agency having jurisdiction of the Building and Property, relating to the conservation of energy, including, without limitation, any regulations requiring the production of information regarding the consumption of energy within the Building and Property, and Tenant shall indemnify and hold Landlord harmless from and against any loss, cost, damage, or liability arising out of any violation of any such regulations by


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Tenant, its employees, agents, contractors, invitees, licensees, subtenants and assignees.

            (k) Discharge of record within ten (10) days following the filing thereof any mechanic's lien filed against the Premises, the Building, or the Property for work or materials claimed to have been furnished to Tenant.

            (l) Install telephone service to the Premises only from the telephone circuits designated by Landlord in writing as those serving the Premises. If Tenant requires additional telephone service capacity for the premises, such capacity must be provided by BellSouth, at no cost to Landlord, and the design and installation of such supplemental capacity shall be subject to the reasonable approval of Landlord.

      4.7 SIGNS. Tenant shall obtain the written approval of Landlord prior to placing and maintaining, or causing or permitting to be placed and maintained, any sign, advertising matter or other thing of any kind, on the exterior of the Premises, or any decorating, lettering or advertising matter on any exterior door to the Premises. Tenant shall not affix or attach anything to windows in the Premises. All exterior and elevator lobby signs shall conform to uniform Building sign specifications promulgated by Landlord.

      4.8 BUILDING NAME. Tenant acknowledges that the Building is known as the "Georgia-Pacific Center" and further acknowledges that "Georgia-Pacific" is a hyphenated name. Tenant covenants and agrees to use its good faith efforts to cause all directory listings, advertising and all other printed or written material containing Tenant's address at the Premises to accurately refer to "Georgia-Pacific Center."

                                    ARTICLE 5

                            ASSIGNMENT AND SUBLETTING

      5.1 ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord, assign, hypothecate, or otherwise transfer this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Any assignment or sublease shall not nullify this provision, and all later assignments or subleases shall be made likewise only after the prior written consent of Landlord is obtained in each instance. Unless otherwise expressly agreed to by Landlord in writing, no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder. The occupancy of the Premises by any successor firm of the Tenant or by any firm into which or with which the Tenant may become merged or consolidated shall be deemed an assignment of this Lease requiring the prior written

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consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

                                    ARTICLE 6
                              DEFAULT AND REMEDIES

      6.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute events of default:

            (a) Any part, portion or component of the Total Rent, or any other sums payable under this Lease as set forth in Subsection 3.4(a) are not received when due;

            (b) (INTENTIONALLY LEFT BLANK)

            (c) Any petition is filed by or against Tenant under any section or chapter of the Federal Bankruptcy Code, and, in the case of a petition filed against Tenant, such petition is not dismissed within sixty (60) days after the date of such filing;

            (d) Tenant becomes insolvent or transfers property in fraud of creditors;

            (e) Tenant makes a general assignment for the benefit of creditors generally;

            (f) A receiver is appointed for any of the Tenant's assets; or

            (g) Tenant breaches or fails to comply with any term, provision, condition or covenant of this Lease, other than the payment of Total Rent, or of any of the Rules and Regulations.

      6.2 REMEDIES. Upon the occurrence of an event of default, Landlord may do or perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or by this Lease if the events of default described in Subsection 6.1(a) are not cured within five
(5) days after written notice by Landlord of such default, if the events of default described in Subsection 6.1(g) are not cured within thirty (30) days after written notice by Landlord of such default, or if any of the other events of default are not cured immediately:

            (a) Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to do so, Landlord may, without prejudice to any other remedy Landlord may have either by law or by this Lease, enter upon the Premises and expel or remove Tenant and Tenant's personal property with or without force and without being liable to Tenant in any manner whatsoever for damages therefor. Tenant shall be liable to Landlord for and shall indemnify and hold Landlord harmless from and against all cost, loss, or damage which Landlord may suffer by reason of such termination of this Lease, whether through inability to relet the Premises, through a decrease in rent received, by damage to the Premises or otherwise.

            (b) Landlord may enter the Premises and remove the Tenant and its personal property, by force if necessary, without being liable to Tenant in any manner whatsoever for such acts, and may relet the Premises as the agent of Tenant and receive such rent therefor. In such event Tenant shall be liable to Landlord for any deficiency which may arise by reason of such reletting during the remainder of the Lease Term. Landlord may include, without limitation, brokerage commissions and attorney's fees incurred in reletting the Premises and any and all reasonable costs and expenses incurred in renovating or altering space to make it suitable for reletting in computing Landlord's costs, losses or damages for which Tenant is liable as set forth above, and the proceeds of such reletting shall be first applied to such costs and expenses, then to the payment of Total Rent and all other indebtedness of Tenant to Landlord hereunder, with the balance, if any, to be held by Landlord to be applied in payment of future Total Rent and all other such indebtedness as same becomes due and payable throughout the Lease Term.

                                    ARTICLE 7
                       DESTRUCTION OR DAMAGE; CONDEMNATION

      7.1 DESTRUCTION OF OR DAMAGE TO PREMISES. If because of fire, the elements, or act of God, the Premises or the Building is either destroyed or damaged so as to render the Premises wholly unfit for occupancy, or if in the judgment of Landlord the damage resulting cannot be repaired within sixty (60) days from such damage, then at the option of Landlord or Tenant to be exercised by giving written notice to the other within sixty (60) days following the date of such damage, this Lease shall terminate on the date of such election, and Tenant shall immediately surrender the Premises to Landlord. In such event, and regardless of whether Landlord elects to terminate this Lease, Tenant shall continue to owe and pay Total Rent up to but not beyond the time of such surrender, but Total Rent shall abate in proportion to the number of square feet of rentable area of the Premises rendered unusable by such damage. If the Premises are not rendered wholly unfit for occupancy and Landlord can repair them within the time provided for above, Landlord shall repair such damage within a reasonable time after written notice to it of such damage, and during such period of repair Total Rent shall abate in proportion to the amount of rentable square feet of the Premises rendered unusable by such damage. Tenant's obligation to pay Total Rent shall not cease or abate if the damage to the Premises or the Building was caused through the negligence or willful misconduct of Tenant, its agents, employees, contractors, invitees, licensees, subtenants, or assignees. Under no circumstances shall Landlord be liable to Tenant for inconvenience, annoyance, loss of profits, expenses, or any other type of injury or damage resulting from the repair of any such damage, or from any repair, modification, arranging, or rearranging of any portion of the Premises or any part or all of the Building or for termination of this Lease as provided above. Tenant assumes the risks of any and all damage to its personal property in or on the Premises and from any casualty whatsoever.

      7.2 EMINENT DOMAIN. If all of the Premises or the Building is taken, or if such a part of either is taken so as to render the remainder thereof unsuitable for Tenant's purposes, for any public or quasi-public use by eminent domain or by private purchase in lieu thereof, this Lease shall terminate at the option of either Landlord or Tenant on the date that the condemning authority actually takes possession of the part condemned. If this Lease is not so terminated, or upon a taking not within the scope of the foregoing, Total Rent shall abate for the period of such taking in proportion to the area of the Premises taken. In no event shall Tenant have any right or claim to any part of any award made to or received by Landlord for such taking, or against Landlord for the value of any unexpired term of this Lease.

                                    ARTICLE 8
                              ADDITIONAL PROVISIONS

      8.1 ADDRESSES-NOTICES.

            (a) Except for legal process which may also be served as by law provided, all notices required or desired to be given with respect to this Lease shall be in writing and shall be deemed to have been given when hand delivered or three (3) days after deposited, postage prepaid, with the United States Postal Service (or its official successor), certified, return receipt requested, properly addressed as follows:

                  (i)   To Tenant:

                        On-Site Sourcing, Inc.
                        Suite 4050 Georgia-Pacific Center
                        133 Peachtree Street
                        Atlanta, Georgia 30303

                                 With a copy to:

                        On-Site Marketing, Inc.
                        1111 North 19th Street
                        Suite 600
                        Arlington, Va. 22209
                        Attn: Jack Sabanosh

                                 With a copy to:

                        McClure & McClure, LLC
                        1708 Peachtree Street, NW, Suite 450
                        Atlanta, Georgia 30309
                        Attn: Michael P. Kornheiser

                  (ii)  To Landlord:

                        Ga-Met
                        c/o Georgia-Pacific Corporation
                        133 Peachtree Street
                        Atlanta, Georgia 30303

                        Attn: Building Manager

                              With a copy to:

                        Georgia-Pacific Corporation
                        133 Peachtree Street
                        Atlanta, Georgia 30303

                        Attn: Legal Department

                              With a copy to:

                        Metropolitan Life Insurance Company
                        Georgia 400 Center
                        2400 Lakeview Parkway, Suite 400
                        Alpharetta, Georgia 30004

                              Attn: Vice President or
                                    Associate General Counsel

Such addresses may be changed from time to time by either party by notice to the other.

            (b) Tenant hereby designates and appoints as its agent to receive notice of all dispossessory or distraint proceedings the person in charge of or occupying the Premises at the time such notice is given, or, if there is no such person, then such service of notice may be made by attaching it on the main entrance of the Premises.

      8.2 HOLDING OVER. In no event shall there be any renewal of this Lease by operation of law, and if Tenant remains in possession of the Premises after the termination of this Lease and without the execution of a new lease, Tenant shall be deemed to be occupying the Premises as a tenant at will at an amount equal to one hundred fifty percent (150%) of the Total Rent and otherwise subject to all the covenants and provisions of this Lease insofar as the same are applicable to a month-to-month tenancy.

      8.3 BROKERS. Except with respect to Taylor & Mathis (whose commission Landlord shall pay) and Wilson, Hull & Neal (to whom Taylor & Mathis is obligated to pay a portion of such commission in accordance with a separate written agreement between Taylor & Mathis and Wilson, Hull & Neal) Tenant and Landlord each represents and warrants to the other that no broker, agent, commission salesman or other person has represented the warranting party in the negotiations for and procurement of this Lease and of the Premises, and that no commissions, fees or compensation of any kind are due and payable in connection herewith to any such person or entity. Each party further warrants that any compensation arrangement with the parties excepted from the foregoing warranty has been reduced to writing in its entirety in a separate agreement signed simultaneously with or before this Lease by the party against whom the commission or compensation is charged.

      8.4 WAIVER OF RIGHTS. No failure or delay by Landlord to exercise any right or power given it or to insist upon strict compliance by Tenant with any obligation imposed on it, and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by Landlord or any right it has herein to demand strict compliance with the terms hereof by Tenant. This Lease contains the sole and entire agreement of Landlord and Tenant and no prior or contemporaneous oral or written representation or agreement between the parties and affecting the Premises shall have legal effect. No representative, agent or employee of Landlord has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing and signed by an authorized representative of Landlord.

      8.5 ATTORNEYS' FEES AND EXEMPTION. Tenant hereby waives and renounces all homestead or exemption rights which Tenant may have under or by virtue of the Constitution and Laws of the United States, Georgia, or any other State as against any debt Tenant may owe Landlord under this Lease, and hereby transfers, conveys, and assigns to Landlord all homestead or exemption rights which may be allowed or set apart to Tenant, including such as may be set apart in any bankruptcy proceeding, to pay any debt owing by Tenant to Landlord hereunder. If any rent or other debt owing by Tenant to Landlord hereunder is collected by or through an attorney at law, Tenant agrees to pay an additional amount equal to reasonable attorneys' fees actually incurred by Landlord.

      8.6 NO ESTATE IN LAND. This Lease creates the relationship of landlord and tenant between Landlord and Tenant. No estate shall pass out of Landlord, and Tenant has only a usufruct which is not subject to levy and sale.

      8.7 RECORDING. This Lease shall not be recorded by Tenant without Landlord's consent endorsed hereon.

      8.8 GOVERNMENTAL REGULATIONS.

            (a) Tenant waives the benefits of all existing and future rent control legislation and statutes and similar governmental rules and regulations, whether in time of war or not, to the full extent permitted by law.

            (b) If Landlord shall be required by any governmental authority in order to maintain the Building as an office building, or otherwise, or the Premises for the use stipulated in Section 2.1, to repair, alter, remove, construct, reconstruct, or improve any part or all of the Premises or the Building, such action shall be made by and at Landlord's expense (so long as not occasioned by a violation of the use restrictions of Section 2.1, in which case such action shall be at Tenant's expense), but shall in no way affect Tenant's obligations under this Lease. Tenant waives all claim for injury, damage or abatement of rent because of such repair, alteration, removal, construction, reconstruction, or improvement; provided, however, if such action by Landlord renders the Premises untenantable, or if Landlord cannot reasonably complete such acts within sixty
(60) days after notice to it to perform such acts by the governmental authority, either Landlord or Tenant, by written notice to the other delivered not later than seventy (70) days after the date of notice to Landlord by such governmental authority, may terminate this Lease, in which event Total Rent shall be apportioned and paid up to and including the date the Premises become untenantable.

      8.9 SUBORDINATION AND ATTORNMENT.

            (a) Except as provided in Subsection (c) below, this Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien of Landlord's Mortgage.

            (b) While Subsection (a) above is self-operative, and no further instrument of subordination shall be necessary, Tenant shall, in confirmation of such subordination, upon demand, at any time or times, execute, acknowledge and deliver to Landlord or a holder of Landlord's Mortgage any and all instruments requested by either of them to evidence such subordination.

            (c) Tenant shall, upon demand, at any time or times, execute, acknowledge, and deliver to Landlord or to a holder of Landlord's Mortgage, without expense, any and all instruments that may be necessary to make this Lease superior to the lien of Landlord's Mortgage.

            (d) If a holder of Landlord's Mortgage shall hereafter succeed to the rights of Landlord under this Lease, Tenant shall, at the option of such holder, attorn to and recognize such successor as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that may be necessary to evidence such attornment. Upon such attornment, this Lease shall continue in full force and effect as a direct lease between each successor Landlord and Tenant, subject to all of the terms, covenants and conditions of this Lease.

            (e) If Tenant fails at any time to execute, acknowledge and deliver any of the instruments provided for by Subsections 8.9 (b), (c) and (d) above within ten days after Landlord's written request so to do, Landlord, in addition to the remedies allowed by Article 6, may execute, acknowledge and deliver any and all of such instruments as the attorney in fact of Tenant and in its name, place and stead, and Tenant hereby irrevocably appoints Landlord, its successors and assigns as such attorney in fact.

      8.10 ESTOPPEL CERTIFICATE. At any time and from time to time, Tenant, on or before the date specified in a request therefor made by Landlord, which date shall not be earlier than ten (10) days from the making of such request, shall execute, acknowledge and deliver to Landlord a certificate evidencing (i) whether or not this Lease is in full force and effect, (ii) whether or not this Lease has been amended in any way, (iii) whether or not there are any existing defaults on the part of Landlord hereunder to the knowledge of Tenant and specifying the nature of such defaults, if any, and (iv) the date to which rent, and other amounts due hereunder, if any, have been paid. Each certificate delivered pursuant to this Paragraph may be relied on by any prospective purchaser or transferee of Landlord's interest hereunder or of any part of Landlord's property or by any holder or prospective holder of Landlord's Mortgage, or a mortgage or prospective mortgage of any part of Landlord's other property.

      8.11 SEVERABILITY. If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during its term, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby, unless the amount of Total Rent payable hereunder is thereby decreased, in which event Landlord may terminate this Lease.

      8.12 CAPTIONS. The captions used in this Lease are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

      8.13 SUCCESSORS AND ASSIGNS. The provisions of this Lease shall inure to the benefit of and be binding upon Landlord and Tenant, and their respective successors, heirs, legal representatives and assigns, subject, however, in the case of Tenant, to the provisions of Article 5.

      8.14 SALE OF PROPERTY. In the event of any sale or sales of the Property and the Building or of any lease thereof and upon transfer of the Security Deposit in connection therewith, the Landlord named hereinabove shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter, and it shall be deemed without further agreement that the purchaser, or the lessee, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during the period such party has possession of the Property and the Building. Should the Property and the entire Building be severed as to ownership by sale and/or lease, then the owner of the entire Building or the lessee of the entire Building that has the right to lease space in the Building to tenants shall be deemed the "Landlord". Tenant shall be bound to any succeeding landlord for all the terms, covenants and conditions hereof and shall execute any attornment agreement not in conflict herewith at the request of any succeeding landlord. The provisions of this Section 8.14 shall apply to each and every sale, lease or other transfer of the Property or the Building, or both, during the Lease Term.

      8.15 TRANSFER OF TENANTS. This Section 8.15 shall only be effective at such times and from time to time as the Premises contains a rentable area of 3,000 square feet or less. Landlord hereby reserves the right, at its sole option and upon giving at least sixty (60) calendar days written notice in advance to Tenant, to transfer and remove Tenant from the Premises from time to time to any other available space in the Property of substantially equal area, which space shall, once Tenant has been relocated therein, be deemed the "Premises" for purposes of this Lease. Landlord hereby agrees to bear the expense of such transfer and removal, as well as the expense of any renovations or alterations which are necessary to make the new space conform substantially in layout and appointment with the Premises. Failure of Tenant to cooperate with Landlord pursuant to this provision and to remove itself from the premises shall permit Landlord to enter the Premises and to remove Tenant and its property therefrom and to relocate Tenant and its property in the new space provided by Landlord pursuant to this provision, all without being liable to Tenant in any manner whatsoever for such acts, except for the expenses which are expressly provided in this Section 8.15 to be paid by Landlord.

      8.16 GEORGIA LAW. The laws of the State of Georgia shall govern the interpretation, validity, performance and enforcement of this Lease.

      8.17 TIME IS OF THE ESSENCE. Except as otherwise specifically provided herein, time is of the essence of this Lease.

      8.18 LIMITATION OF LIABILITY. Landlord's obligations and liability to Tenant with respect to this Lease shall be limited solely to Landlord's interest in the Property, and neither Landlord nor either of the joint venturers of Landlord, nor any officer, director, or shareholder of Landlord or of any of the joint venturers of Landlord shall have any personal liability whatsoever with respect to this Lease.

      8.19 EXECUTION. This Lease may be executed in any number of counterparts, each of which shall be deemed an original and any of which shall be deemed to be complete in itself and be admissible into evidence or used for any purpose without the production of the other counterparts.

      8.20 MULTIPLE TENANTS. If Tenant is composed of more than one individual or entity, then all are jointly and severally liable for the due and proper performance of Tenant's duties and obligations arising under or in connection with this Lease.

      8.21 FORCE MAJEURE. Landlord shall be excused from the performance of any of its obligations for the period of any delay resulting from any cause beyond its control, including, without limitation, all labor disputes, governmental regulations or controls, fires or other casualties, inability to obtain any material or services, or acts of God.

      8.22 PEACEFUL POSSESSION. So long as Tenant observes and performs the covenants and agreements contained herein, Landlord covenants that Tenant shall at all times during the Lease Term peacefully and quietly have and enjoy possession of the Premises, but always subject to the terms hereof.

      8.23 SPECIAL STIPULATIONS. The Special Stipulations, if any, attached hereto are made a part hereof by this reference, and to the extent they conflict with any of the foregoing provisions, they shall control.

            IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed under seal as of the date first above written.

                                            LANDLORD:

                                            GA-MET, a joint venture
                                            comprised of Metropolitan Life
                                            Insurance Company and Georgia-
                                            Pacific Corporation

Signed, sealed and delivered                By: Georgia-Pacific Corporation,
by Georgia-Pacific Corporation                  a Georgia corporation
in the presence of:                             Authorized venture signatory


/s/ [Illegible]                                 By: /s/ [Illegible]
- ------------------------------                     ----------------------------
Unofficial Witness                                   Its: V.P. Corp. Services
                                                         ----------------------

/s/ Lisa H. Hagebak
- ------------------------------                  Attest: /s/ [Illegible]
Notary Public                                      ----------------------------
Commission Expiration Date:                          Its: Asst. Secretary
Date of Notarization:                                    ----------------------

(NOTARIAL SEAL)                                      (CORPORATE SEAL)

Signed, sealed and delivered                TENANT:
by Tenant in the presence of:
                                            ON-SITE SOURCING, INC.,
                                            a Delaware corporation
/s/ [Illegible]
- ------------------------------              By: /s/ [Illegible]
Unofficial Witness                             -----------------------------
                                               Its: Director of Sales
                                                   -------------------------
/s/ Holly G. Carlson
- ------------------------------
Notary Public                               Attest:
Commission Expiration Date:                        -------------------------
Date of Notarization:                              Its:
                                                       ---------------------
(NOTARIAL SEAL)                                      (CORPORATE SEAL)

                HOLLY G. CARLSON
                    NOTARY
                   EXPIRES
                   GEORGIA
                OCT. 27, 2000
                    PUBLIC
                GWINETT COUNTY

                              SPECIAL STIPULATIONS

      1. Parking. Tenant shall have the right from and after the Commencement Date to lease up to three (3) parking spaces in the Georgia-Pacific Center Parking Garage at the posted monthly rental rates in effect for such spaces from time to time; provided, however, for the first twelve (12) months of the Lease Term, the rental rate shall not exceed $90.00 per month for each unreserved space or $125.00 per month for each reserved space.

      2. Additional Electrical Service. Notwithstanding Section 4.2(c) of this Lease, the 220 volt electrical outlets to be provided pursuant to the Work Schedule shall be separately metered and paid for monthly by Tenant within ten
(10) days of receipt by Tenant of each monthly invoice.

                                  EXHIBIT "A"
                                   FLOOR PLAN

                              [FLOOR PLAN OMITTED]

                                   EXHIBIT "B"

                        LEGAL DESCRIPTION OF THE PROPERTY

ALL THAT TRACT OR PARCEL OF LAND located in the City of Atlanta in Land Lot 51 of the 14th District of Fulton County, Georgia, and being more particularly described as follows:

BEGINNING at the point of intersection of the northerly right-of-way line of Houston Street (a 60-foot right-of-way) and the westerly right-of-way line of Ivy Street (a 59.70-foot right-of-way at this point) and running thence along said northerly right-of-way line of Houston Street north 89 degrees 03 minutes 42 seconds west a distance of 406.11 feet to a point on the easterly right-of-way line of an abandoned road formerly known as Park Place; running thence north 00 degrees 58 minutes 35 seconds east a distance of 193.26 feet to a point; running thence along the easterly right-of-way line of Peachtree Street north 01 degree 46 minutes 50 seconds east a distance of 19.82 feet to a point; running thence south 89 degrees 19 minutes 45 seconds east a distance of 161.49 feet to a point; running thence south 89 degrees 17 minutes 20 seconds east a distance of 244.11 feet to a point on the westerly right-of-way line of Ivy Street (a 59.48-foot right-of-way at this point); running thence along said westerly right-of-way line of Ivy Street south 01 degree 43 minutes 00 seconds west a distance of 18.02 feet to a point; running thence along said westerly right-of-way line of Ivy Street south 00 degrees 50 minutes 28 seconds west a distance of 196.78 feet to the POINT OF BEGINNING, being shown as 1.994 acres on plat of survey for Georgia-Pacific Corporation, prepared by Metro Engineering and Surveying Co., Inc., bearing the certification of Chester M. Smith, Jr., Georgia Registered Land Surveyor No. 1445, dated December 12, 1980, last revised May 13, 1981.

                                   EXHIBIT "C"

                           COMMENCEMENT DATE AGREEMENT

      Agreement made this ___ day of ______________, 19__, between GA-MET (hereinafter referred to as "Landlord") and _______________________________
(hereinafter referred to as "Tenant").

      WHEREAS, Landlord and Tenant entered into a lease dated __________, 19__ (hereinafter referred to as the "Lease"), for space on the __ Floor in the building known as the Georgia-Pacific Center;

      NOW, THEREFORE, pursuant to the provisions of Subsection 4.1 (c) of the Lease, Landlord and Tenant mutually agree as follows:

      1. Tenant is in possession of, and has accepted, the Premises demised by the Lease. Tenant further certifies that to Tenant's knowledge all conditions of the Lease required of Landlord as of this date have been fulfilled except for _____________________________ and there are no defenses or off-sets against the enforcement of the Lease by Landlord.

      2. The Commencement Date of the Lease Term is ________, 19__, and the Expiration Date of the Lease Term is __________, 19__.

      3. Terms used herein are defined in the Lease.

      IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement, the ____ day of ____________, 19__.

LANDLORD:                                     TENANT:

GA-MET, a joint venture comprised of          ________________________________
Metropolitan Life Insurance Company
and Georgia-Pacific Corporation
                                              By:_____________________________
By: Georgia-Pacific Corporation,                 Title:
    a Georgia corporation
    Authorized venture signatory
                                              Attest:_________________________
                                                     Title:
    By:__________________________
       Title:                                           [CORPORATE SEAL]


    Attest:_______________________
       Title:

              [CORPORATE SEAL]

                                   EXHIBIT "D"

                             [INTENTIONALLY OMITTED]

                                   EXHIBIT "E"

                                  WORK SCHEDULE

                    Landlord and Tenant agree to the following:

            1. Within five (5) days after the date of this Lease, Tenant shall advise Landlord in writing as to all changes or improvements which Tenant wishes for Landlord to make to the Premises, including, without limitation, any repainting, recarpeting and electrical (including installation of five (5) 220 volt electrical outlets). Landlord shall promptly cause a space planner selected by Landlord to prepare design plans and working drawings for such work to be done on the Premises to make the same ready for Tenant's occupancy (the "Work"). Landlord shall pay the cost of the preparation of such preliminary plans and construction drawings from the Tenant construction allowance referred to in
Section 2 below. All plans and construction drawings shall be submitted to Tenant for approval prior to commencement of construction; and Tenant shall advise Landlord in reasonable detail within five (5) days after receipt of such plans and construction drawings of any changes therein requested by Tenant.

            2. Landlord shall promptly let the contracts for the construction of the Work subject to Tenant's prior approval of the total cost thereof and of any changes thereto including the cost of such changes, none of which approvals shall be unreasonably withheld or delayed. Landlord shall pay the first $11,298.00 (i.e., $6.00 per rentable square foot in the Premises) (but net of any funds expended by Landlord pursuant to Section 1 above for the services of the space planner) of the cost of such construction. Tenant shall pay the balance of such cost and the cost of any changes in the Work made at the request of Tenant, which payments shall be made through Landlord within 30 days of submission by Landlord to Tenant of invoices therefor. If and to the extent such Tenant construction allowance of $11,298.00 is not required to cover the costs of the Work, the balance shall be credited to the next due installment of Base Rental.

            3. Landlord's selection of designers and/or contractors is not and shall not, however, be deemed to be a representation or warranty of the quality of work they will perform, their financial ability or any other matter respecting their performance. Any issues relating to the Work shall be presented to Taylor & Mathis as Landlord's building manager for review.

                                   EXHIBIT "F"

                              RULES AND REGULATIONS

            1. The sidewalks, and public portions of the Building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises.

            2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades, louvered openings or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord.

            3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises or Building or on corridor walls. Signs on entrance door or doors shall conform to building standard signs, samples of which are on display in Landlord's rental office. Signs on doors shall, at Tenant's expense, be inscribed, painted or affixed for each tenant by sign makers approved by Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant.

            4. The sashes, sash doors, skylights, windows, heating, ventilating and air conditioning vents and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels, or other articles be placed on the window sills.

            5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors or vestibules without the prior written consent of Landlord.

            6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant, if caused by it or its agents, employees, contractors, licensees or invitees.

            7. Tenant shall not in any way deface any part of the Premises or the Building. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

            8. No bicycles, vehicles or animals (except seeing eye dogs) of any kind shall be brought into or kept in or about the Premises. No cooking shall be done or permitted by Tenant on the Premises except in conformity with law and then only in the utility kitchen, if any, as set forth in Tenant's layout, which is to be primarily used by Tenant's employees for heating beverages and light snacks. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

            9. No space in the Building shall be used for manufacturing, distribution, or for the storage of merchandise or for the sale of merchandise, goods or property of any kind at auction.

            10. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways.

            11. Neither Tenant, nor any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids or solvents required in the normal operation of Tenant's business offices.

            12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of Landlord and unless and until a duplicate key is delivered to Landlord. Tenant shall, upon termination of its tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

            13. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

            14. Tenant shall be restricted in the use of the Premises as provided in the Lease, but the Premises shall never be used for any of the following: (a) public stenographic or typing services,
(b) storage, manufacture or sale of liquor, narcotics, tobacco or other restricted or regulated substances, except where no license or permit is required and such business is conducted solely with Tenant's employees or social quests, (c) public employment bureau or agency, or (d) employment or payroll office, except as related to Tenant's employees actually working on the Premises.

            15. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

            16. Landlord reserves the right to exclude from the Building at all times other than business hours all persons who do not present a pass to the Building signed by Tenant. Tenant shall be responsible for all persons for whom it issues such a pass and shall be liable to Landlord for all acts of such persons.

            17. At the option of Landlord, Tenant agrees to purchase from Landlord or its agents all ceiling grid lamps and bulbs used in the Premises and to pay for the cost of installation thereof.

            18. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

            19. The requirements of Tenant will be attended to only upon application at the office of the Building. Building employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

            20. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

            21. There shall not be used in any space, or in the public halls of any building, either by Tenant or by its jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. No hand trucks shall be used in passenger elevators.

            22. Tenant, in order to obtain maximum effectiveness of the cooling system, shall lower and/or close venetian or vertical blinds or drapes where sun's rays fall directly on windows of Premises.

            23. All paneling, grounds or other wood products not considered furniture shall be of fire retardant materials. Before installation of such materials, certification of the materials' fire retardant characteristics shall be submitted to Landlord or its agents, in a manner satisfactory to Landlord.

                                  EXHIBIT "G"

                            JANITORIAL SPECIFICATIONS

I.    NIGHTLY

      (A)   Vacuum all carpets.

      (B)   Dust mop (or vacuum) all hardwood and linoleum floors.

      (C) Dust all desks, office furniture and office equipment, except under papers, folders, office equipment or personal articles (photographs, coffee cups, etc.).

      (D)   Empty all ashtrays and ash urns and wipe clean.

      (E) Empty all trash containers and waste paper baskets, replace plastic liners and return to their proper locations.

      (F) Remove all trash from floors to trash areas designated by Building Manager.

      (G)   Return chairs moved during vacuuming or dusting to proper positions.

      (H)   Remove any debris from drinking fountains.

      (I) Wipe clean any smudged bright work (brass door handles, etc.) as needed.

      (J)   Vacuum elevator lobbies.

      (K) Elevator - vacuum interior; clean metal trim and doors; wipe clean spots on walls.

      (L) Restrooms - remove all trash, clean and sanitize wash basins, commodes and urinals; replace all supplies (soap, hand towels, toilet tissue, etc.); mop floor and damp wipe stall walls as needed.

      (M) Wipe clean all kitchen-type counters and tables in employee breakrooms, but cleaning, disposing of and storing plates, eating utensils, soft drink containers will be the tenant's responsibility.

      (N) Upon completion of all cleaning, all overhead lights (except those in use by tenants at that time) will be turned off and suite doors locked.

II.   WEEKLY

      (O) Remove fingerprints, dirt smudges, graffiti, etc. (if any) from all doors, frames, glass partitions, windows, light switches, walls, elevator door jambs, call buttons and elevators.

      (P)   Clean all metal door thresholds.

      (Q)   Sweep all service stairwells.

      (R) Dust all vinyl baseboard not obscured by furniture or office equipment.

      (S)   Clean (damp mop) all hardwood and linoleum floors.

III.  MONTHLY

      (A) Dust all areas, including tops of door frames, structural and furniture ledges, air conditioning diffusers and return grills, tops of partitions, window sills, door louvers, picture frames, charts, graphs, wood paneling, molding and similar wall hangings.

IV.   QUARTERLY

      (A) Clean, wax and buff all hardwood and linoleum floors. Tenant will be notified prior to this cleaning so that all items on desk tops, ledges, and moveable office furniture can be secured so as not to be interfered with by janitorial crew when cleaning.


                                      G-2